SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 April 23, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 000-49957                           04-3332304
         ---------------------------          --------------------------
          (Commission  file  number)       (IRS  employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (978) 921-2727
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:

         The  following  exhibits  are  filed  as  part  of  this  report:


         Exhibit  Number       Description
         --------------       -----------
             99.1             First  quarter  ended  March  31,  2003  earnings
                              release

ITEM  9.  REGULATION  FD  DISCLOSURE.

The  information  being  provided  fulfills  requirements  under  Item  12.
On April 23, 2003 the Company released earnings for the first quarter ended March 31, 2003. A copy of that release is filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


LocatePLUS  Holdings  Corporation
---------------------------------------
(Registrant)



By:  /s/  Jon  R.  Latorella
---------------------------------------
President  and  Chief  Executive  Officer




Dated:     April  23,  2003

EXHIBIT  INDEX




         Exhibit  Number    Description
         --------------    -----------
              99.1         First  quarter  ended  March  31,  2003  earnings
                           release